UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2009 (November 14, 2009)

SOKO FITNESS & SPA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132429	80-0122921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 194,Guogeli Street, Harbin, Heilongjiang Province, China	150001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-86-451-87702255

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 14, 2009, the Audit Committee of the Board of Directors (the “Audit Committee”) of SOKO Fitness & Spa Group, Inc. (the “Company”), after consultation with Company management and the Company’s independent registered public accounting firm, Bagell, Josephs, Levine & Company, LLC, determined that the following previously filed financial statements of the Company should not be relied upon:

●
The Company’s audited consolidated financial statements for the fiscal year ended May 31, 2009 contained in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009, filed originally on August 31, 2009;

●
The Company’s audited consolidated financial statements for the fiscal year ended May 31, 2008 contained in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2008, filed originally on August 29, 2008 and as previously restated on February 17, 2009 and July 30, 2009;

●	The Company’s unaudited financial statement for the three-month period ended August 31, 2009 contained in the Company’s Quarterly Reports on Form 10-Q, filed originally on October 15, 2009;

●
The Company’s unaudited financial statement for the nine-month period ended February 28, 2009 contained in the Company’s Quarterly Reports on Form 10-Q, as amended, originally filed on April 14, 2009 and as previously restated on July 30, 2009;

●
The Company’s unaudited financial statement for the six-month period ended November 30, 2008 contained in the Company’s Quarterly Reports on Form 10-Q, as amended, originally filed on January 14, 2009 and as previously restated on February 17, 2009; and

●
The Company’s unaudited financial statement for the three-month period ended August 31, 2008 contained in the Company’s Quarterly Reports on Form 10-Q, as amended, originally filed on October 14, 2008 and as previously restated on February 17, 2009.

The Company’s determination that the aforementioned financial statements should not be relied upon resulted from an evaluation of written comments (the “SEC Comment Letters”) made by the staff of the United States Securities and Exchange Commission (the “SEC”) in connection with the SEC’s review of the Company’s pending Registration Statement on Form S-1 (File No. 333-151563) and the SEC’s review of the Company’s financial statements contained therein.  As indicated above, the Company has previously restated certain of the aforementioned financial statements as a result of SEC comments.

After discussion, review and analysis of the accounting and disclosures and the contents of the latest SEC Comments Letters, the Company determined that the following adjustments to the aforementioned financial statements were appropriate:

Adjustments for Fiscal Years Ended May 31, 2009 and 2008

●
The Company will revise Note 9 “Goodwill” to the financial statements for the fiscal years ended May 31, 2009 and 2008 to include the factors that lead to the recognition of goodwill in the premium paid for the acquisition of a majority interest in the Company’s 51% owned subsidiary, Yoga Wave, the acquisition of Harbin Tai Ai and a disclosure of the pro-forma information as required by paragraph 54 of SFAS 141.

●
The Company will revise Note 14 “Stock Options” of the financial statements for the fiscal years ended May 31, 2009 and 2008 to disclose that the total compensation cost for stock option arrangements to its three independent directors amounted to $48,621 for the year ended May 31, 2009 and the unvested stock options are expected to be expensed for an aggregate amount of $61,277 over a weighted average period of 2.29 years.

●
The Company will revise its consolidated financial statements for the fiscal years ended May 31, 2009 and May 31, 2008 to properly disclose the fair value of common shares and warrants of the Company issued in the Company’s April 2008 private placement.

●
The Company will revise the financial statements and the disclosure regarding “Corporate History” appearing in the Form 10-K for fiscal year ended May 31, 2009 to make them consistent with the financial statements and the disclosure regarding “Corporate History” included in the amendment to the Company’s pending Registration Statement on Form S-1, as amended.

Adjustments for Fiscal Year Ended May 31, 2008 and 2007

●
The Company has historically described the nature of its share exchange transaction with American Business Holdings, Inc. (the former shell company), which occurred in April 2008, in an incomplete manner.  The Company will restate Note 1 to its financial statements to make clarifications and corrections as necessary to more clearly reflect the various aspects of the transaction.

●
The net income attributable to the Company that appeared in the first table in Note 19 and other parts of the consolidated financial statements for the fiscal year ended May 31, 2008 was erroneously calculated and reported as $5,175,930, and the restated amount shall be $4,702,980.  The Company will also revise its related narrative disclosure to reflect the restated amounts.

●
The Company will revise its consolidated financial statements for the fiscal years ended May 31, 2008 and May 31, 2007 to disclose that the Company issued 510,000 shares of Company common stock (with a fair value of $321,300) to Luck Eagle Limited for acting as a placement agent for the Company’s private placement on April 11, 2008.

●
The Company will revise its consolidated financial statements for the fiscal years ended May 31, 2008 and May 31, 2007 to make sufficient disclosure to reflect retrospective presentation and disclosure provisions of SFAS 160 and revising the tables in Note 18 to such financial statements accordingly.

The Company will, as soon as is practicable, make these adjustments by filing with the SEC amendments to:

●
The Company’s Annual Report on Form 10-K/A for the fiscal year ended May 31, 2009 (which will include revised quarterly financial statements for the quarters ended February 28, 2009, November 30, 2008 and August 31, 2008);

●	The Company’s Annual Report on Form 10-K/A for the fiscal year ended May 31, 2008;

●	The Company’s Quarterly Report on Form 10-Q/A for the period ended August 31, 2009; and

●	The Company’s Quarterly Report on Form 10-Q for the period ended February 29, 2009,

which, in each case, will include restated consolidated financial statements and notes thereto, and other appropriate revisions to reflect the foregoing.

The Company’s management and the Audit Committee are assessing the effect of the pending restatements on its internal control over financial reporting and its disclosure controls and procedures and will not reach a final conclusion until completion of the restatement process.

The Company’s management and the Audit Committee discussed with Bagell Josephs, Levine & Company, LLC the matters disclosed in this filing under 4.02(a).

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K and the exhibits hereto and the statements of representatives and partners of SOKO Fitness & Spa Group, Inc. (the “Company”) related thereto contain or may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects”, “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, those relating to the Company’s financial statement remediation efforts, may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOKO FITNESS & SPA GROUP, INC.

Dated: November 18, 2009	By:	/s/ Tong Liu
Name:Tong Liu Title: Chairman and Chief Executive Officer